February 10, 2025

BNY MELLON U.S. MORTGAGE FUND, INC.

Supplement to Statement of Additional Information

The Board of Directors of BNY Mellon U.S. Mortgage Fund, Inc. (the "Fund") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and BNY Mellon Core Plus Fund (the "Acquiring Fund"), a series of BNY Mellon Absolute Insight Funds, Inc. The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class A shares, Class C shares, Class I shares and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the distribution of Acquiring Fund Class A shares, Class C shares, Class I shares and Class Y shares to holders of the corresponding class of Fund shares (with holders of Class Z shares of the Fund to receive Class A shares of the Acquiring Fund) and the subsequent termination of the Fund (the "Reorganization").

Shareholders of the Fund as of December 9, 2024 (the "Record Date") have been asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 13, 2025. If the Agreement is approved, the Reorganization will be consummated on or about March 28, 2025.

A Prospectus/Proxy Statement with respect to the proposed Reorganization was mailed to shareholders as of the Record Date on or about December 12, 2024. The Prospectus/Proxy Statement described the Acquiring Fund and other matters related to the Reorganization. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-373-9387.

GRP3-SAISTK-0225